UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 14, 2006

ACTIVISION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12699	95-4803544
(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On September 14, 2006, the Board of Directors of Activision, Inc. (the “Company”) approved non-substantive amendments to the Company’s: (1) 1991 Stock Option and Stock Award Plan; (2) 1998 Incentive Plan; (3) 1999 Incentive Plan; (4) 2001 Incentive Plan; (5) 2002 Incentive Plan; (6) 2002 Executive Incentive Plan; (7) 2002 Studio Employee Retention Incentive Plan; (8) Third Amended and Restated 2002 Employee Stock Purchase Plan and (9) Amended and Restated 2003 Incentive Plan, (collectively the “Plans”). These amendments clarify that anti-dilution adjustments to equity awards under those plans are required and not discretionary actions of the Company. The purpose of these amendments is to ensure that customary anti-dilution adjustments to equity awards resulting from certain corporate transactions such as a stock split or a stock dividend do not result in the modification of an equity award for purposes of Statement of Financial Accounting Standards No. 123R, “Share-Based Payments.” If these anti-dilution adjustments were characterized as a modification of an equity award, the Company could be required to record incremental compensation expense. The amendments are designed to remove the potential for these types of corporate transactions to be characterized as modifications of equity awards. Copies of the amendments to the Plans are attached as Exhibits 10.1, 10.2, 10.3. 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment to the 1991 Stock Option and Stock Award Plan
10.2	Amendment to the 1998 Incentive Plan
10.3	Amendment to the 1999 Incentive Plan
10.4	Amendment to the 2001 Incentive Plan
10.5	Amendment to the 2002 Incentive Plan
10.6	Amendment to the 2002 Executive Incentive Plan
10.7	Amendment to the 2002 Studio Employee Retention Incentive Plan
10.8	Amendment to the Third Amended and Restated 2002 Employee Stock Purchase Plan
10.9	Amendment to the Amended and Restated 2003 Incentive Plan

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVISION, INC.

By:	/s/ George L. Rose
Name: George L. Rose
Title: Senior Vice President and General Counsel

Date: September 20, 2006

3

EXHIBIT INDEX

10.1	Amendment to the 1991 Stock Option and Stock Award Plan
10.2	Amendment to the 1998 Incentive Plan
10.3	Amendment to the 1999 Incentive Plan
10.4	Amendment to the 2001 Incentive Plan
10.5	Amendment to the 2002 Incentive Plan
10.6	Amendment to the 2002 Executive Incentive Plan
10.7	Amendment to the 2002 Studio Employee Retention Incentive Plan
10.8	Amendment to the Third Amended and Restated 2002 Employee Stock Purchase Plan
10.9	Amendment to the Amended and Restated 2003 Incentive Plan

4